Exhibit 21

Name of Current Subsidiary		Jurisdiction in Which Organized
1.	ADC PHILIPPINES, INC.	PHILIPPINES
2.	ADESPAN S.R.L.	ITALY
3.	ADESPAN U.K. LIMITED	UNITED KINGDOM
4.	AEAC, INC.	U.S.A.
5.	AUSTRACOTE PTY LTD.	AUSTRALIA
6.	AVERY CORP.	U.S.A.
7.	AVERY DE MEXICO S.A. DE C.V.	MEXICO
8.	AVERY DENNISON-MAXELL K. K.	JAPAN
9.	AVERY DENNISON HOLDINGS (MALTA) LIMITED	MALTA
10.	AVERY DENNISON ACQUISITION GMBH	GERMANY
11.	AVERY DENNISON AUSTRALIA GROUP HOLDINGS PTY LIMITED	AUSTRALIA
12.	AVERY DENNISON AUSTRALIA INTERNATIONAL HOLDINGS PTY LTD.	AUSTRALIA
13.	AVERY DENNISON AUSTRALIA PTY LTD.	AUSTRALIA
14.	AVERY DENNISON BELGIE BVBA	BELGIUM
15.	AVERY DENNISON BV	NETHERLANDS
16.	AVERY DENNISON CANADA INC.	CANADA
17.	AVERY DENNISON CHILE S.A.	CHILE
18.	AVERY DENNISON COLOMBIA S. A.	COLOMBIA
19.	AVERY DENNISON CONVERTED PRODUCTS DE MEXICO, S.A. DE C.V.	MEXICO
20.	AVERY DENNISON CONVERTED PRODUCTS EL SALVADOR S. A. DE C. V.	EL SALVADOR
21.	AVERY DENNISON COORDINATION CENTER BVBA	BELGIUM
22.	AVERY DENNISON C.A.	VENEZUELA
23.	AVERY DENNISON DE ARGENTINA S.A.	ARGENTINA
24.	AVERY DENNISON DEUTSCHLAND GMBH	GERMANY
25.	AVERY DENNISON DO BRASIL LTDA.	BRAZIL
26.	AVERY DENNISON ETIKET TICARET LIMITED SIRKETI	TURKEY
27.	AVERY DENNISON EUROPE HOLDING (DEUTSCHLAND) GMBH & CO KG	GERMANY
28.	AVERY DENNISON FINANCE BELGIUM BVBA	BELGIUM
29.	AVERY DENNISON FINANCE FRANCE S. A. S.	FRANCE
30.	AVERY DENNISON FINANCE GERMANY GMBH	GERMANY
31.	AVERY DENNISON FINANCE LUXEMBOURG II SARL	LUXEMBOURG
32.	AVERY DENNISON FINANCE LUXEMBOURG S. A. R. L.	LUXEMBOURG
33.	AVERY DENNISON FRANCE S.A.S.	FRANCE
34.	AVERY DENNISON G HOLDINGS I COMPANY	U.S.A.
35.	AVERY DENNISON G HOLDINGS III COMPANY	U.S.A.
36.	AVERY DENNISON G INVESTMENTS I LIMITED	GIBRALTAR
37.	AVERY DENNISON G INVESTMENTS III LIMITED	GIBRALTAR
38.	AVERY DENNISON G INVESTMENTS V LIMITED	GIBRALTAR
39.	AVERY DENNISON GROUP DANMARK APS	DENMARK
40.	AVERY DENNISON GROUP SINGAPORE (PTE) LIMITED	SINGAPORE
41.	AVERY DENNISON HOLDING AG	SWITZERLAND
42.	AVERY DENNISON HOLDING GMBH	GERMANY
43.	AVERY DENNISON HOLDING LUXEMBOURG S. A. R. L.	LUXEMBOURG
44.	AVERY DENNISON HOLDING & FINANCE THE NETHERLANDS BV	NETHERLANDS
45.	AVERY DENNISON HOLDINGS LIMITED	AUSTRALIA
46.	AVERY DENNISON HOLDINGS NEW ZEALAND LIMITED	NEW ZEALAND
47.	AVERY DENNISON HONG KONG BV	NETHERLANDS
48.	AVERY DENNISON HUNGARY LIMITED	HUNGARY
49.	AVERY DENNISON IBERICA, S.A.	SPAIN
50.	AVERY DENNISON INVESTMENTS LUXEMBOURG S.A.R.L.	LUXEMBOURG
51.	AVERY DENNISON INVESTMENTS THE NETHERLANDS BV	NETHERLANDS
52.	AVERY DENNISON INVESTMENTS VI LIMITED	GIBRALTAR
53.	AVERY DENNISON ITALIA S.R.L.	ITALY
54.	AVERY DENNISON KOREA LIMITED	KOREA
55.	AVERY DENNISON LUXEMBOURG S.A.R.L.	LUXEMBOURG

Name of Current Subsidiary		Jurisdiction in Which Organized
56.	AVERY DENNISON MANAGEMENT GMBH	GERMANY
57.	AVERY DENNISON MANAGEMENT KGAA	LUXEMBOURG
58.	AVERY DENNISON MANAGEMENT S.A.R.L.	LUXEMBOURG
59.	AVERY DENNISON MATERIALS FRANCE S.A.R.L.	FRANCE
60.	AVERY DENNISON MATERIALS GMBH	GERMANY
61.	AVERY DENNISON MATERIALS IRELAND LIMITED	IRELAND
62.	AVERY DENNISON MATERIALS NEDERLAND BV	NETHERLANDS
63.	AVERY DENNISON MATERIALS NEW ZEALAND LIMITED	NEW ZEALAND
64.	AVERY DENNISON MATERIALS PTY LIMITED	AUSTRALIA
65.	AVERY DENNISON MATERIALS SDN BHD	MALAYSIA
66.	AVERY DENNISON MATERIALS U.K. LIMITED	UNITED KINGDOM
67.	AVERY DENNISON NETHERLANDS INVESTMENT II B. V.	NETHERLANDS
68.	AVERY DENNISON NETHERLANDS INVESTMENT III BV	NETHERLANDS
69.	AVERY DENNISON NETHERLANDS INVESTMENT VI BV	NETHERLANDS
70.	AVERY DENNISON NORDIC APS	DENMARK
71.	AVERY DENNISON NORGE A/S	NORWAY
72.	AVERY DENNISON OFFICE ACCESSORIES U.K. LIMITED	UNITED KINGDOM
73.	AVERY DENNISON OFFICE PRODUCTS COMPANY	U.S.A.
74.	AVERY DENNISON OFFICE PRODUCTS DE MEXICO, S.A. DE C.V.	MEXICO
75.	AVERY DENNISON OFFICE PRODUCTS EUROPE GMBH	SWITZERLAND
76.	AVERY DENNISON OFFICE PRODUCTS FRANCE S. A. S.	FRANCE
77.	AVERY DENNISON OFFICE PRODUCTS ITALIA S.R.L.	ITALY
78.	AVERY DENNISON OFFICE PRODUCTS MANUFACTURING U.K. LTD.	UNITED KINGDOM
79.	AVERY DENNISON OFFICE PRODUCTS MANUFACTURING & TRADING LIMITED LIABILITY COMPANY (AVERY DENNISON LTD.)	HUNGARY
80.	AVERY DENNISON OFFICE PRODUCTS PTY LIMITED	AUSTRALIA
81.	AVERY DENNISON OFFICE PRODUCTS U.K. LTD.	UNITED KINGDOM
82.	AVERY DENNISON OFFICE PRODUCTS (NZ) LIMITED	NEW ZEALAND
83.	AVERY DENNISON OFFICE PRODUCTS (PTY.) LTD.	SOUTH AFRICA
84.	AVERY DENNISON OSTERREICH GMB	AUSTRIA
85.	AVERY DENNISON OVERSEAS CORPORATION	U.S.A.
86.	AVERY DENNISON PERU S. R. L.	PERU
87.	AVERY DENNISON POLSKA SP. Z O.O.	POLAND
88.	AVERY DENNISON PRAHA SPOL. R. O.	CZECH REPUBLIC
89.	AVERY DENNISON RETAIL INFORMATION SERVICES DE MEXICO, S. A. DE C.V.	MEXICO
90.	AVERY DENNISON RETAIL INFORMATION SERVICES DOMINICAN REPUBLIC, S. A.	DOMINICAN REPUBLIC
91.	AVERY DENNISON RETAIL INFORMATION SERVICES GUATEMALA, S. A.	GUATEMALA
92.	AVERY DENNISON RFID COMPANY	U.S.A.
93.	AVERY DENNISON SCANDINAVIA APS	DENMARK
94.	AVERY DENNISON SCHWEIZ AG	SWITZERLAND
95.	AVERY DENNISON SECURITY PRINTING EUROPE APS	DENMARK
96.	AVERY DENNISON SHARED SERVICES, INC.	U.S.A.
97.	AVERY DENNISON SINGAPORE (PTE) LTD	SINGAPORE
98.	AVERY DENNISON SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
99.	AVERY DENNISON SUOMI OY	FINLAND
100.	AVERY DENNISON SVERIGE AB	SWEDEN
101.	AVERY DENNISON SYSTEMES D’ETIQUETAGE FRANCE S.A.S.	FRANCE
102.	AVERY DENNISON TAIWAN LIMITED	TAIWAN
103.	AVERY DENNISON U.K. LIMITED	UNITED KINGDOM
104.	AVERY DENNISON VERMOGENSVERWALTUNGS GMBH & CO K.G.	GERMANY
105.	AVERY DENNISON VERWALTUNGS GMBH	GERMANY
106.	AVERY DENNISON ZWECKFORM AUSTRIA GMBH	AUSTRIA
107.	AVERY DENNISON ZWECKFORM OFFICE PRODUCTS EUROPE GMBH	GERMANY
108.	AVERY DENNISON ZWECKFORM OFFICE PRODUCTS MANUFACTURING GMBH	GERMANY
109.	AVERY DENNISON ZWECKFORM UNTERSTUTZUNGSKASSE GMBH	GERMANY
110.	AVERY DENNISON (ASIA) HOLDINGS LIMITED	MAURITIUS

Name of Current Subsidiary		Jurisdiction in Which Organized
111.	AVERY DENNISON (BANGLADESH) LTD.	BANGLADESH
112.	AVERY DENNISON (FIJI) LIMITED	FIJI
113.	AVERY DENNISON (FUZHOU) CONVERTED PRODUCTS LIMITED	CHINA
114.	AVERY DENNISON (GUANGZHOU) CONVERTED PRODUCTS LIMITED	CHINA
115.	AVERY DENNISON (GUANGZHOU) CO. LTD.	CHINA
116.	AVERY DENNISON (HONG KONG) LIMITED	HONG KONG
117.	AVERY DENNISON (INDIA) PRIVATE LIMITED	INDIA
118.	AVERY DENNISON (IRELAND) LIMITED	IRELAND
119.	AVERY DENNISON (KUNSHAN) CO., LIMITED	CHINA
120.	AVERY DENNISON (MALAYSIA) SDN. BHD.	MALAYSIA
121.	AVERY DENNISON (QINGDAO) PACKAGING PRODUCTS COMPANY LIMITED	CHINA
122.	AVERY DENNISON (SUZHOU) CO. LIMITED	CHINA
123.	AVERY DENNISON (THAILAND) LTD.	THAILAND
124.	AVERY DENNISON (VIETNAM) LIMITED	VIETNAM
125.	AVERY DENNISON, S.A. DE C.V.	MEXICO
126.	AVERY GRAPHIC SYSTEMS, INC.	U.S.A.
127.	AVERY GUIDEX LIMITED	UNITED KINGDOM
128.	AVERY HOLDING LIMITED	UNITED KINGDOM
129.	AVERY HOLDING S.A.S.	FRANCE
130.	AVERY PACIFIC LLC	U.S.A.
131.	AVERY PROPERTIES PTY. LIMITED	AUSTRALIA
132.	AVERY RESEARCH CENTER, INC.	U.S.A.
133.	AVERY (CHINA) COMPANY LIMITED	CHINA
134.	AVERY, INC.	U.S.A.
135.	A.V. CHEMIE GMBH	SWITZERLAND
136.	CELT SNC	FRANCE
137.	DENNISON COMERCIO, IMPORTACAS E EXPORTACAO LTDA.	BRAZIL
138.	DENNISON DEVELOPMENT ASSOCIATES	U.S.A.
139.	DENNISON INTERNATIONAL COMPANY	U.S.A.
140.	DENNISON IRELAND LIMITED	IRELAND
141.	DENNISON MANUFACTURING COMPANY	U.S.A.
142.	DMC DEVELOPMENT CORPORATION	U.S.A.
143.	FASSON CANADA INC.	CANADA
144.	FASSON PORTUGAL PRODUTOS AUTO-ADESIVOS LDA.	PORTUGAL
145.	INDUSTRIAL DE MARCAS LTDA	COLOMBIA
146.	JAC ASIA PACIFIC PTY LTD.	AUSTRALIA
147.	JAC ASIA PACIFIC SDN BHD	MALAYSIA
148.	JAC AUSTRALIA PTY LTD.	AUSTRALIA
149.	JAC CARIBE C.S.Z.	DOMINICAN REPUBLIC
150.	JAC DO BRASIL LTDA.	BRAZIL
151.	JAC FRANCE SARL & CI	FRANCE
152.	JAC NEW ZEALAND LIMITED	NEW ZEALAND
153.	JAC USA, INC.	U.S.A.
154.	JAC (U.K.) LIMITED	UNITED KINGDOM
155.	JACKSTADT FRANCE SARL	FRANCE
156.	JACKSTADT FRANCE SNC	FRANCE
157.	JACKSTADT GMBH	GERMANY
158.	JACKSTADT SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA
159.	JACKSTADT VERMOGENSVERWALTUNGS GMB	GERMANY
160.	KNAUP ELEKTRO GMBH I.L.	GERMANY
161.	L&E AMERICAS SERVICIOS, S. A. DE C.V.	MEXICO
162.	L&E PACKAGING FAR EAST LIMITED	HONG KONG
163.	MODERN MARK INTERNATIONAL LIMITED	HONG KONG
164.	MONARCH INDUSTRIES, INC.	U.S.A.
165.	PT AVERY DENNISON INDONESIA	INDONESIA
166.	PT AVERY DENNISON PACKAGING INDONESIA	INDONESIA

Name of Current Subsidiary		Jurisdiction in Which Organized
167.	RINKE DIS TISCARET LTD	TURKEY
168.	RINKE ETIKET SERVIS SANAYI VE TICARET LTD SIRKETI	TURKEY
169.	RINKE FAR EAST LTD	HONG KONG
170.	RIPRO FAR EAST LTD	HONG KONG
171.	RVL AMERICAS, S DE R.L. DE C.V.	MEXICO
172.	RVL CENTRAL AMERICA, S. A.	GUATEMALA
173.	RVL PACKAGING FAR EAST LIMITED	HONG KONG
174.	RVL PACKAGING INDIA PRIVATE LIMITED	INDIA
175.	RVL PACKAGING KOREA CO. LTD.	KOREA
176.	RVL PACKAGING MIDDLE EAST F.Z.C.	UNITED ARAB EMIRATES
177.	RVL PACKAGING SINGAPORE PTE LTD.	SINGAPORE
178.	RVL PACKAGING TAIWAN LTD.	TAIWAN
179.	RVL PACKAGING, INC.	U.S.A.
180.	RVL PHILIPPINES, INC.	PHILIPPINES
181.	RVL PRINTED LABEL FAR EAST LIMITED	HONG KONG
182.	RVL PRINTED LABELS, LLC	U.S.A.
183.	RVL SERVICE, S. DE R. L. DE C. V.	MEXICO
184.	RVL TEXTIL URUNLERI SANAYI VE TICARET LIMITED SIRKETI	TURKEY
185.	SECURITY PRINTING DIVISION, INC.	U.S.A.
186.	SPARTAN INTERNATIONAL, INC.	U.S.A.
187.	SPARTAN PLASTICS CANADA, LTD	CANADA
188.	STIMSONITE AUSTRALIA PTY LIMITED	AUSTRALIA
189.	STIMSONITE CORPORATION	U.S.A.
190.	STIMSONITE DO BRASIL LTDA	BRAZIL
191.	STIMSONITE EUROPA LIMITED	UNITED KINGDOM
192.	STIMSONITE INTERNATIONAL, INC.	U.S.A.
193.	TIADECO PARTICIPACOES, LTDA.	BRAZIL
194.	UNIVERSAL PACKAGING & DESIGN PTE LTD.	SINGAPORE
195.	UNIVERSAL PACKAGING & DESIGN, LTD.	HONG KONG
196.	WORLDWIDE RISK INSURANCE, INC.	U.S.A.

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